iShares®

iShares Trust

iShares, Inc.

Supplement dated April 1, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus

for each series of iShares Trust and iShares, Inc.

(each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

Effective immediately, each Fund’s Summary Prospectus and Prospectus are amended as follows:

The following is added to the section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks”:

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, defaults and other significant economic impacts. Certain markets have experienced temporary closures, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s net asset value. Other infectious illness outbreaks in the future may result in similar impacts.

The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is revised such that the following is appended to the end of the paragraph entitled “Market Risk”:

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments.

The section of each Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is revised such that the following is appended to the end of the paragraph entitled “Index-Related Risk”:

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

The following is added to the section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks”:

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus was first detected in China in December 2019 and has spread globally. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. Disruptions in markets can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Further, certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s net asset value. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. In the past, governmental and quasi-governmental authorities and regulators throughout the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

The section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks” is revised such that the last paragraph of the section of each Fund’s Prospectus entitled “Index-Related Risk” is deleted in its entirety and replaced with the following:

Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

The section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks” is revised such that the following is appended to the end of the paragraph entitled “Market Risk”:

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-TRUST-INC-0420

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE